PERFORMANCE STOCK UNIT AWARD AGREEMENT UNDER THE TWFG, INC. 2024 OMNIBUS INCENTIVE PLAN Name of Grantee: Award Type and Description: The Grantee’s right to receive settlement of this Award (as defined below) in an amount ranging from 0% to 150% of the Performance Stock Units (as defined below) shall vest and become earned and nonforfeitable upon the Committee’s certification of the level of achievement of the Performance Goals (defined below) and the Grantee’s satisfaction of the Service Requirement (as defined below). No. of Performance Stock Units: Grant Date: Performance Period: January 1, 2025 through December 31, 2026 (the “Performance Period”) Pursuant to the TWFG, Inc. 2024 Omnibus Incentive Plan (as may be amended from time to time, the “Plan”), TWFG, Inc. (together with any successor thereto, the “Company”) hereby grants an award (an “Award”) of the number of Restricted Stock Units listed above (the “Performance Stock Units”) to the Grantee named above, subject to the terms and conditions set forth in this Performance Stock Unit Award Agreement (this “Agreement”) and in the Plan. Each Performance Stock Unit awarded hereunder shall relate to one share of Class A common stock, par value $0.01 per share, of the Company (the “Stock”). 1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of, until (i) the Performance Stock Units have vested as provided in Section 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement. 2. Vesting of Performance Stock Units. (a) EBITDA PSUs. Subject to the Grantee’s Continuous Service with the Company or one of its Affiliates through the third (3rd) anniversary of the Grant Date (the “Service Requirement”), [NUMBER] Performance Stock Units awarded hereunder (“EBITDA PSUs”) shall performance vest (“Performance- Vested EBITDA PSUs”) to the extent to which the Company has achieved the performance goals related to Cumulative EBITDA set forth in the table below (collectively, the “Cumulative EBITDA Goals”), as determined as of the end of the Performance Period by the Committee in its sole discretion in accordance with this Section 2(a). The actual number of EBITDA PSUs that become Performance-Vested EBITDA PSUs shall be interpolated in accordance with the table below, and rounded down to the nearest whole number The Committee, in its sole discretion, will review, analyze and certify the achievement of the Cumulative EBITDA Goals and will determine the number of Performance-Vested EBITDA PSUs in accordance with the terms of the Plan and this Agreement. Any EBITDA PSUs granted hereunder that do not become Performance-Vested EBITDA PSUs in accordance with the table below shall be automatically forfeited. Performance Level Cumulative 2025 and 2026 EBITDA EBITDA PSUs as a Percentage of Target(1) Maximum $121.4 million 150% Target $105.6 million 100% Threshold $95.0 million 25% (1) For performance between the Cumulative EBITDA Goals as set forth above, the EBITDA PSUs as a Percentage of Target shall be determined using straight line interpolation between the percentages set forth above for such performance levels; provided, that, for the avoidance of doubt, no EBITDA PSUs granted hereunder shall become Performance-Vested EBITDA PSUs to the extent that threshold level of performance is not achieved. (b) Revenue PSUs. Subject to the Grantee’s satisfaction of the Service Requirement, [NUMBER] Performance Stock Units granted hereunder (“Revenue PSUs”) shall performance vest (“Performance-Vested Revenue PSUs”)to the extent to which the Company has achieved the performance goals related to Cumulative Organic Revenue set forth in the table below (collectively, the “Cumulative Organic Revenue Goals” and, together with the Cumulative EBITDA Goals, the “Performance Goals”), as determined as of the end of the Performance Period by the Committee in its sole discretion in accordance with this Section 2(b). The actual number of Revenue PSUs that become Performance-Vested Revenue PSUs shall be interpolated in accordance with the table below. The Committee, in its sole discretion, will review, analyze and certify the achievement of the Cumulative Organic Revenue Goals and will determine the number of Performance-Vested Revenue PSUs in accordance with the terms of the Plan and this Agreement. Any Revenue PSUs granted hereunder that do not become Performance-Vested Revenue PSUs in accordance with the table below shall be automatically forfeited. (1) For performance between the Cumulative Organic Revenue Goals as set forth above, the Revenue PSUs as a Percentage of Target shall be determined using straight line interpolation between the percentages set forth above for such performance levels; provided, that, for the avoidance of doubt, no Revenue PSUs granted hereunder shall become Performance-Vested Revenue PSUs to the extent that threshold level of performance is not achieved. Performance Level Cumulative 2025 and 2026 Organic Revenue Revenue PSUs as a Percentage of Target(1) Maximum $498.6 million 150% Target $453.3 million 100% Threshold $430.6 million 25%

(c) Change in Control. Notwithstanding the foregoing, if a Change in Control occurs prior to the end of the Performance Period, the number of Performance-Vested PSUs shall be determined by the Committee as of the Change in Control using the methodology set forth in this Section 2, except that (x) the date of consummation of such Change in Control shall be deemed to be the end of the Performance Period, solely for purposes of calculating the achievement of the Performance Goals and (y) the Performance Goals set forth in Sections 2(a) and 2(b) shall be reduced by a fraction, the numerator of which is the number of days in the Performance Period that elapsed prior to the consummation of the Change in Control and the denominator of which is 730. Any such Performance-Vested PSUs shall remain outstanding and eligible to be settled in accordance with Section 4, subject to the Grantee’s satisfaction of the Service Requirement. 3. Termination of Continuous Service. (a) Generally. Except as set forth in Section 3(b) or Section 3(c) below, upon the Grantee’s termination of Continuous Service for any reason prior to the satisfaction of the Service Requirement (including, without limitation, a termination by the Company for Cause), any Performance Stock Units granted hereunder, whether or not such Performance Stock Units are Performance-Vested PSUs as of such date of termination of Continuous Service, shall automatically and without notice terminate and be forfeited as of such date, and neither the Grantee nor any of the Grantee’s successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Performance Stock Units. (b) Qualifying Termination. Notwithstanding the foregoing, in the event that the Grantee incurs a Qualifying Termination prior to the satisfaction of the Service Requirement, a pro-rata portion of the Performance Stock Units shall be eligible to become Performance-Vested PSUs in accordance with Section 2(a) and Section 2(b) or, if such Qualifying Termination occurs on or after the end of the Performance Period, a pro-rata portion of the Performance-Vested PSU shall remain outstanding, in each case, which pro-rated portion shall be determined by multiplying the total number of Performance-Vested PSUs by a fraction, the numerator of which is the number of days from the Grant Date through the date of Termination and the denominator of which is 1096. (c) Change in Control. Notwithstanding anything herein to the contrary, in the event that the Grantee incurs a Qualifying Termination or the Grantee’s Continuous Service is terminated by the Company without Cause, in each case, on or following a Change in Control, the Service Requirement shall be deemed to be satisfied and the Performance-Vested PSUs shall remain outstanding and eligible to be settled in accordance with Section 4. 4. Settlement of the Award. (a) Issuance of Shares of Stock. Subject to Section 6, the Company shall issue one (1) share of Stock to the Grantee (or the Grantee’s Beneficiary in the case of the Grantee’s death) with respect to each Performance-Vested PSU on or within thirty (30) days following the third (3rd) anniversary of the Grant Date (such date of settlement, an “Original Settlement Date”); provided, however, that if the tax withholding obligations of the Company or an Affiliate will not be satisfied by the share withholding method described in Section 6 and the Original Settlement Date would occur on a date on which a sale by the Grantee of the shares to be issued in settlement of the Performance Stock Units that vested and became non-forfeitable would violate any written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities, as in effect from time to time, (the “Trading Compliance Policy”), or any other lockup agreements entered into or required by Section 11 of this Agreement, then the settlement date for such vested Performance Stock Units shall be deferred until the next day on which the sale of such shares would not violate the Trading

Compliance Policy or any such lockup agreement or Section 11, but, in any event, shall be in the same calendar year as the Original Settlement Date. Following the issuance of shares of Stock in accordance with this Section 4, the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares. (b) Beneficial Ownership of Shares; Certificate Registration. The Grantee hereby authorizes the Company, in its sole discretion, to deposit any or all shares of Stock acquired by the Grantee pursuant to the settlement of the Award with the Company’s transfer agent, including any successor transfer agent, to be held in book entry form, or to deposit such shares of Stock for the benefit of the Grantee with any broker with which the Grantee has an account relationship of which the Company has notice. Except as provided by the foregoing, if applicable, a certificate for the shares of Stock acquired by the Grantee may be registered in the name of the Grantee, or, if applicable, in the names of the heirs of the Grantee. (c) Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Stock upon settlement of the Award shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Stock may be issued hereunder if the issuance of such shares of Stock would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the shares of Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any shares of Stock subject to the Award shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the settlement of the Award, the Company may require the Grantee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company. (d) Fractional Shares. The Company shall not be required to issue fractional shares of Stock upon settlement of the Award. 5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Committee set forth in Section 3(a) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein. In the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail. 6. Tax Withholding. This Award, and any settlement or vesting of Performance Stock Units hereunder, as applicable, shall be subject to the Grantee satisfying any applicable federal, state and local tax withholding obligations and non-U.S. tax withholding obligations. The Committee shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due, or (ii) causing its transfer agent to sell from the number of shares of Stock to be issued to the Grantee, the number of shares of Stock necessary to satisfy the federal, state and local taxes and non-U.S. tax withholding obligations required by law to be withheld from the Grantee on account of such transfer; provided, however, that if the Grantee is subject to Section 16 of the Securities Exchange Act of 1934, as amended, the required tax withholding obligations shall be satisfied by a “net settlement” as described in clause (i) above unless otherwise determined by the Committee. 7. Section 409A of the Code.

(a) Notwithstanding anything herein to the contrary, this Agreement and the Performance Stock Units granted hereunder are intended to comply with, or be exempt from, the provisions of Section 409A of the Code, and shall be construed and interpreted in a manner consistent with such intent. Notwithstanding the foregoing, the Company does not guarantee that any payment under this Agreement complies with, or is exempt from, Section 409A of the Code, and neither the Company, its subsidiaries or Affiliates, nor their respective executives, members, partners, directors, officers, or affiliates shall have any liability with respect to any failure of any payments or benefits under this Agreement to comply with Section 409A of the Code. No payment, benefit or consideration shall be substituted for the Performance Stock Units granted hereunder if such action would result in the imposition of taxes under Section 409A of the Code. Notwithstanding anything in this Agreement to the contrary, if any provision of this Agreement would result in the imposition of taxes under Section 409A of the Code, that provision shall be reformed, to the extent permissible under Section 409A of the Code, to avoid imposition of the additional tax, and no such action shall be deemed to adversely affect the Grantee’s rights with respect to the Performance Stock Units granted hereunder. In no event may the Grantee, directly or indirectly, designate the calendar year of any payment to be made under this Agreement which constitutes a “deferral of compensation” within the meaning of Section 409A of the Code. The Grantee is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of the Grantee in connection with the Performance Stock Units granted hereunder (including any taxes or penalties under Section 409A of the Code). (b) Notwithstanding anything in this Agreement to the contrary, if the Grantee is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of the Performance Stock Units granted hereunder that are “nonqualified deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the Grantee’s “separation from service” (as defined in Section 409A of the Code) shall be made to the Grantee prior to the date that is six months after the date of the Grantee’s “separation from service” or, if earlier, the date of the Grantee’s death. Following any six-month delay, all such delayed payments will be paid in a single lump sum (without interest) on the earliest date permitted under Section 409A of the Code that is also a business day. (c) References in this Agreement to “termination of Continuous Service” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of the Performance Stock Units granted hereunder is designated as a separate payment. 8. No Obligation to Continue Employment or Other Service Relationship. Neither the Company nor any of its Affiliates is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s employment or other service relationship with the Company or any of its Affiliates, and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any of its Affiliates to terminate the Grantee’s employment or other service relationship with the Company or any of its Affiliates at any time. 9. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter. 10. Data Privacy Consent. As a condition of receipt of this Award, the Grantee explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 10 by and among, as applicable, the Company and its Affiliates, for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Grantee’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about the Grantee, including, but not limited to, the

Grantee’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Grantee’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Grantee’s participation in the Plan. Recipients of the Data may be located in the Grantee’s country or elsewhere, and the Grantee’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, the Grantee authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Grantee’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Grantee may elect to deposit any shares of Stock. The Data related to a Grantee will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Grantee’s participation in the Plan. The Grantee may, at any time, view the Data held by the Company with respect to the Grantee, request additional information about the storage and processing of the Data with respect to the Grantee, recommend any necessary corrections to the Data with respect to the Grantee, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting the Grantee’s local human resources representative. The Company may cancel the Grantee’s eligibility to participate in the Plan, and in the Committee’s discretion, the Grantee may forfeit any outstanding Awards if the Grantee refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, the Grantee may contact their local human resources representative. 11. Lock-Up Agreement. The Grantee hereby agrees that in the event of any underwritten public offering of shares of Stock, including the initial public offering of shares of Stock or any subsequent primary underwritten offering, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Grantee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of Stock or any rights to acquire shares of Stock for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering or requested by the Company; provided, however, that such period of time may not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering; or, upon the request of the Company or the underwriter, such longer period as necessary to permit compliance with FINRA Rule 2241 or any successor provisions or amendments thereto. The Grantee hereby agrees to enter into any agreement reasonably required by the underwriters or the Company to implement the foregoing within a reasonable timeframe if so requested by the Company. 12. Death or Disability. References herein to obligations applicable to the Grantee shall include references to the Grantee’s Beneficiary or personal representative if the Grantee dies or becomes incapacitated. 13. Additional Definitions. For purposes of this Agreement, the following terms shall be defined as set forth below: “Beneficiary” shall mean the legal representative of the Grantee’s estate entitled by will or the laws of descent and distribution to receive the benefits under this Agreement upon the Grantee’s death. “Consultant” shall mean a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.

“Continuous Service” shall mean that the Grantee’s service with the Company or its Affiliates, whether as an employee, director or Consultant is not interrupted or terminated. The Grantee’s Continuous Service shall not be deemed to have terminated merely because of a change in capacity in which the Grantee renders service to the Company or its Affiliates as an employee, director or consultant or a change in the entity for which the Grantee renders service, provided that there is no interruption or termination of the Grantee’s Continuous Service. “Cumulative Organic Revenue” shall mean total revenue (the most directly comparable GAAP measure) for the Performance Period, excluding contingent income, fee income, other income and those revenues generated from acquired businesses with over $0.5 million in annualized revenue that have not reached the twelve-month owned milestone. “Cumulative EBITDA” shall mean EBITDA adjusted to reflect items such as equity-based compensation, interest income, other non-operating and certain nonrecurring items. EBITDA is defined as net income (the most directly comparable GAAP measure) before interest, income taxes, depreciation, and amortization for the Performance Period. “Performance-Vested PSUs” shall mean, collectively, the Performance-Vested EBITDA PSUs and the Performance-Vested Revenue PSUs. “Qualifying Termination” shall mean a termination of the Grantee’s Continuous Service due to the Grantee’s (i) Retirement, (ii) death, or (iii) Disability. “Retirement” shall mean the Grantee’s termination of Continuous Service after the attainment of age sixty-five (65) and the completion of at least five (5) years of service; provided, that, the Grantee must provide the Company with at least six (6) months of prior written notice of such termination. 14. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing. Signature Page Follows

TWFG, INC. By: Name: Title: The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable. Dated: Grantee’s Signature Grantee’s name and address: